Gain from Vessel Early Redelivery	12 Months Ended
Dec. 31, 2011
Gain from Vessel early Redelivery Abstract
Gain from Vessel Early Redelivery

19.Gain from Vessel Early Redelivery

Gain from vessel early redelivery represents income recognized in connection with early termination of period time charters, resulting from a request of the respective vessel charterers for which the Company received cash compensation of $251,855, $113,338 and $1,947,947 in 2009, 2010 and 2011, respectively. In addition, in 2009, the early redelivery income includes a gain of $549,019 which relates to the unamortized fair value of below market acquired time charter on the vessel redelivery date as a result of the early termination has also been recognized.